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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on Edisto Resources Corporation dated March 20, 1997 included in Forcenergy Inc's Form 8-K filed with the Securities and Exchange Commission on November 5, 1997 and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                                    ARTHUR ANDERSEN LLP

Houston, Texas
February 10, 1998